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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                        August 27, 2004 (August 26, 2004)

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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



        Pennsylvania                 1-11152                 23-1882087
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)


 781 Third Avenue, King of Prussia, Pennsylvania            19406-1409
    (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.   Other Events.

Attached as an exhibit to this Current Report on Form 8-K is a press release issued by InterDigital Communications Corporation (the "Company") on August 27, 2004, announcing the completion of its previously announced share repurchase program to repurchase one million shares of the Company's outstanding Common Stock, and the completion of its previously announced redemption of the Company's outstanding $2.50 Cumulative Convertible Preferred Stock. A copy of the press release is incorporated herein and is attached hereto as Exhibit 99.1.


Item 9.01.   Financial Statements and Exhibits.

(c)    Exhibits.  The following exhibit is filed with this report:

       Exhibit 99.1 - Press release dated August 27, 2004.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERDIGITAL COMMUNICATIONS CORPORATION


                                       By: /s/ Howard E. Goldberg
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                                           Howard E. Goldberg
                                           President and Chief Executive Officer



Date: August 27, 2004




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                                  EXHIBIT INDEX



Exhibit No.                                      Description
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   99.1                                Press release dated August 27, 2004